             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Blue Chip Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Basic Value Fund for the year then ended December 31, 2004, and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Basic Balanced Fund (formerly known as the AIM VI Balanced Fund), a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes its net assets of AIM V.I. Basic Balanced Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Capital Appreciation Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Capital Development Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Core Equity Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Demographic Trends Fund (formerly known as the AIM VI Dent Demographic Trends
Fund), a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Demographic Trends Fund for the year ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Diversified Income Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Government Securities Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. High Yield Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. International Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. International Growth Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Large Cap Growth Fund for the year then ended December 31, 2004, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Mid Cap Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Mid Cap Core Equity Fund for the year then ended December 31, 2004, and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Money Market Fund for the year then ended December 31, 2004, and the financial highlights for each of the years or periods in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
AIM VARIABLE INSURANCE FUNDS
HOUSTON, TEXAS

We have audited the accompanying statement of changes in net assets of AIM V.I. Small Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, for the year then ended December 31, 2004, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM V.I. Small Cap Equity Fund for the year then ended December 31, 2004, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 4, 2005